NOVEMBER 12, 2026
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD US QUALITY GROWTH ETF
HARTFORD US VALUE ETF
SUMMARY PROSPECTUS DATED NOVEMBER 26, 2025
EACH AS SUPPLEMENTED TO DATE
HARTFORD SYSTEMATIC ETFS PROSPECTUS
DATED NOVEMBER 26, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford US Quality Growth ETF and Hartford US Value ETF and should be read in connection with your Summary Prospectus and Prospectus.
The Board of Trustees of Lattice Strategies Trust (the “Trust”) has approved a plan of liquidation for Hartford US Quality Growth ETF (“HQGO”) and Hartford US Value ETF (“VMAX”) (each, a “Fund” and, collectively, the “Funds”) pursuant to which each Fund will be liquidated on or about December 18, 2026 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust.
Beginning when the Fund commences the liquidation of its portfolio, each Fund may not pursue its investment objective or, with certain exceptions, engage in normal business activities, and each Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may adversely affect Fund performance.
Suspension of Sales and Trading. Effective as of the close of business on December 11, 2026, the Funds will no longer accept orders for the purchase of Creation Units. It is expected that December 11, 2026 will be the last full day of trading on The Nasdaq Stock Market LLC (“Nasdaq”) for shares of HQGO and Cboe BZX Exchange, Inc. (“Cboe”) for shares of VMAX. Based on this schedule, Nasdaq and Cboe each is expected to halt trading in shares of the applicable Fund after the market close on December 11, 2026. During the period between market close on December 11, 2026 and the Liquidation Date, because a Fund’s shares will no longer trade on Nasdaq or Cboe, as applicable, there is not expected to be any market for the purchase or sale of the Funds’ shares.
Liquidation Process. In connection with the liquidations, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the applicable Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the liquidation. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Lattice Strategies LLC (“Lattice”), each Fund’s investment adviser, intends to distribute substantially all of each Fund’s net investment income at the time of, or prior to, the liquidation. Lattice or an affiliate will bear all administrative expenses associated with the liquidation to the extent such expenses exceed the amount of a Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date. Lattice will not bear brokerage expenses or other expenses (such as stamp taxes) in connection with the execution of portfolio transactions in connection with a liquidation.
Other Alternatives. Shareholders of a Fund may sell their shares of the Fund on Nasdaq or Cboe, as applicable, until the market close on December 11, 2026, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to a Fund for the redemption of Creation Units. See the “How to Buy And Sell Shares” section in the Funds’ Prospectus.
U.S. Federal Income Tax Matters. For shareholders who hold their Fund shares in taxable accounts, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on Nasdaq or Cboe, as applicable, until the market close on December 11, 2026, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior to the Liquidation Date. See the “Fund Distributions and Tax Matters” section in the Funds’ Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the liquidation.
This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.
HV-7809ETF
November 2026